UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Adjournment of a Special Joint Meeting of Shareholders of Invesco Capital Appreciation Fund and Invesco Technology Fund on February 23, 2021 at 2:00 p.m. Central Time.

Due to the coronavirus outbreak (COVID-19), and to support the health and well-being of the Funds’ shareholders, employees, and community, the Meeting will be conducted exclusively online via live webcast. To participate in the Meeting, shareholders will need to follow the instructions found on the proxy card and in the proxy statement. The Meeting will begin promptly at 2:00 p.m. CST. The Funds encourage you to access the Meeting prior to the start time to leave ample time for the check-in. All shareholders will be required to enter their individual control number in order to enter the Meeting. Only shareholders of the Funds will be able to participate in the Meeting.

The proxy statements were mailed on or about Nov. 16, 2020 to shareholders of record as of the close of business on Oct. 26, 2020 for the Funds. The purpose of the proxy statements are for each Fund to vote on a proposal to approve changing each Fund’s sub-classification from “diversified” to “non-diversified” and approve the elimination of a related fundamental investment restriction. The proxy statements contain detailed information about the proposal for each Fund for which votes or voting instructions have been solicited. You can also access the proxy statements, common questions regarding each Fund’s proposal, and each Fund’s annual and semi-annual reports by clicking on the fund name listed below.

Invesco Capital Appreciation Fund

Invesco Technology Fund

The Special Meeting of Shareholders was held on January 22, 2021, as scheduled and adjourned until February 23, 2021 at 2:00 p.m. Central Daylight Time in order to solicit additional votes. The reconvened meeting will be held online via live webcast. Although the Special Meeting has been adjourned until February 23, 2021, you still have time to vote your fund’s shares.

Proxy Information by Fund

Adjourned of a Special Meeting of Shareholders of Invesco Capital Appreciation Fund and Invesco Technology Fund which will be held on February 23, 2021 at 2:00 p.m. Central Time Online Via Live Webcast

Invesco Capital Appreciation Fund

1.	Please read the joint proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the joint proxy statement. (PDF)

3.	You may cast your vote by visiting the website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the website.

Additional fund materials:

•	Annual Report

•	Semi-annual Report

Invesco Technology Fund

1.	Please read the joint proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the joint proxy statement. (PDF)

3.	You may cast your vote by visiting the website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the website.

Additional fund materials:

•	Annual Report

•	Semi-annual Report

QUESTIONS & ANSWERS FOR:

INVESCO CAPITAL APPRECIATION FUND

We encourage you to read the joint proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the joint proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card. You will need the 14-digit control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card. You will need the 14-digit control number from your proxy card to vote by telephone.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with your joint proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the joint proxy statement and on your proxy card and provide the 14-digit control number found on your proxy card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To approve changing the Fund’s sub-classification from “diversified” to “non- diversified” and approve the elimination of a related fundamental investment restriction.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR the Proposal.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the February 23, 2021 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare, Inc. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her 14-digit control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on February 23, 2021 at 2:00 p.m. Central Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the joint proxy statement.

QUESTIONS & ANSWERS FOR:

INVESCO TECHNOLOGY FUND

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•

You may vote your shares on the voting website listed on your proxy card or voting instruction card. You will need the 14-digit control number from your proxy card or voting instruction card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•

You may call in your vote to a 24-hour automated system or a live proxy representative by calling the phone number(s) listed on your proxy card or voting instruction card. You will need the 14-digit control number from your proxy card or voting instruction card to vote by telephone.

•	You may indicate your vote on the proxy card or voting instruction card and return it in the postage-paid envelope mailed to you with your proxy statement.

•

If you do participate in the meeting online via live webcast, you will need to follow the instructions in the proxy statement and on your proxy card or voting instruction card and provide the 14-digit control number found on your proxy card or voting instruction card, so you may vote your shares. Please notify us by calling 1-800-952-3502 if you plan to participate in the meeting online via live webcast.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•	To approve changing the Fund’s sub-classification from “diversified” to “non- diversified” and approve the elimination of a related fundamental investment restriction.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR the Proposal.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the February 23, 2021 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare, Inc. as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by www.proxy-direct.com maintains security features designed to protect the confidentiality of your vote. These security features include:

•	HTTP Secure (HTTPS) – A security measure that encrypts all information that travels between www.proxy-direct.com Web server and the shareholder’s computer.

•

Control Number – Each shareholder is required to enter his or her 14-digit control number. www.proxy-direct.com verifies the number and presents the holder with the proxy card or voting instruction card.

•

Firewall – To protect the confidentiality of your account records, www.proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD OR VOTING INSTRUCTION CARD?

The following general rules for signing proxy cards or voting instruction cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card voting instruction card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card or voting instruction card. If shares are held jointly, one or more owners should sign personally.

All Other Accounts: The capacity of the individual signing the proxy card or voting instruction card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign the full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on February 23, 2021 at 2:00 p.m. Central Time online via live webcast.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

Thank you for calling Invesco.

If you have questions regarding the Adjournment of a Special Joint Meeting of Shareholders for Invesco Capital Appreciation Fund and Invesco Technology Fund, taking place on February 23, 2021, Press 1.

If you have questions regarding the Special Meeting of Shareholders for Invesco V.I. Managed Volatility Fund or Invesco V.I. Value Opportunities Fund taking place on April 5, 2021, Press 2.

If you plan to attend the Adjournment of a Special Joint Meeting of Shareholders for Invesco Capital Appreciation Fund and Invesco Technology Fund, Press 3.

If you plan to attend the Special Meeting of Shareholders for Invesco V.I. Managed Volatility Fund or Invesco V.I. Value Opportunities Fund, Press 4.

OPTION 1	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 2	You are now being routed to the Client Services phone queue. [Internal note, they will be routed to ext. 5200]

OPTION 3	Thank you for planning to attend the upcoming Adjournment of a Special Shareholder Meeting, which is currently scheduled for 2:00 p.m. Central Time on February 23, 2021 online via live webcast.

Please press 1 then state your full name and the number of persons that will be participating the virtual meeting.

OPTION 4	Thank you for planning to attend the upcoming Special Shareholder Meeting, which is currently scheduled for 1:00 p.m. Central Time on April 5, 2021 online via live webcast.

Please press 1 then state your full name and the number of persons that will be participating in the virtual meeting.